SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 22, 2001

                                 FIBERCORE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          Nevada                      000-21823                  87-0445729
     (STATE OR OTHER           (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER
JURISDICTION OF INCORPORATION)                               IDENTIFICATION NO.)

           253 Worcester Road, P.O. Box 180                      01507
                     Charlton, MA
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

        Registrant's telephone number, including area code (508) 248-3900

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS

On August 22, 2001, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1.

On August 23, 2001, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.2.

On August 30, 2001, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.3.

EXHIBIT NUMBER    DESCRIPTION

Exhibit 99.1      Press  Release  of the  Registrant,  dated  August 22, 2001.

Exhibit 99.2      Press Release of the Registrant, dated August 23, 2001.

Exhibit 99.3      Press Release of the Registrant, dated August 30, 2001.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                       FIBERCORE, INC.



                                       By: /s/ Robert P. Lobban
                                           ---------------------
                                           Name:   Robert P. Lobban
                                           Title:  Chief Financial Officer
Date:  September 4, 2001